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                                                                   EXHIBIT 10.24


                                   $80,000,000


                               ATHEROGENICS, INC.

                        4-1/2% CONVERTIBLE NOTES DUE 2008



                               PURCHASE AGREEMENT
                                August 13, 2003


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                                                     August 13, 2003


Morgan Stanley & Co. Incorporated
Lehman Brothers, Inc.
Adams, Harkness & Hill, Inc.
c/o Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Dear Sirs and Mesdames:

     AtheroGenics, Inc., a Georgia corporation (the "COMPANY"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "INITIAL PURCHASERS") $80,000,000 principal amount of its 4-1/2% Convertible Notes due 2008 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of August 19, 2003 (the "INDENTURE") between the Company and The Bank of New York Trust Company of Florida, N.A., as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $20,000,000 principal amount of its 4-1/2% Convertible Notes due 2008 (the "ADDITIONAL SECURITIES") if and to the extent that you, as managers of the Offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 4-1/2% Convertible Notes due 2008 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES". The Securities will be convertible into shares of common stock, no par value, of the Company together with the rights evidenced by such common stock to the extent provided in the Rights Agreement, dated as of November 9, 2001, between the Company and American Stock Transfer & Trust Company (unless such rights shall have been redeemed or terminated previously) (the "UNDERLYING SECURITIES").

     The Securities and the Underlying Securities will be offered by the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

     The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the Closing Date (as defined herein) between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the sale of the Securities, the Company has prepared an offering memorandum (the "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include the documents incorporated by


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

reference therein. The terms "SUPPLEMENT," "AMENDMENT" and "AMEND" as used herein with respect to the Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of the Memorandum with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

          (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and
     (ii) the Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to any Initial Purchasers or to the Plan of Distribution furnished to the Company in writing by such Initial Purchaser expressly for use therein.

          (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

          (c) The Company does not have any subsidiaries; provided, however, the Company has caused a charter to be filed in Delaware under the name AGI Technologies, Inc., which entity has had no operations and has incurred no liabilities.

          (d) This Agreement has been duly authorized, executed and delivered by the Company.

          (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.



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

          (f) The shares of common stock, no par value, of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

          (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

          (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

          (i) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable U.S. law or the articles of incorporation or by-laws of the Company, as each has been amended to date, or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by


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     Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and except for the qualification of the Indenture under the Trust Indenture Act of 1939.

          (k) There has not occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, taken as a whole, from that set forth in the Memorandum provided to prospective purchasers of the Securities (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (l) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject other than proceedings accurately described in all material respects in the Memorandum and proceedings that would not have a material adverse effect on the Company or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

          (m) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (n) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company.

          (o) There are no costs or liabilities associated with compliance by the Company with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license


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     or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company.

          (p) The Company has all consents, approvals, orders, certificates, authorizations and permits issued by, and has made all declarations and filings with, all appropriate federal, state or foreign governmental or self-regulatory authorities and all courts and other tribunals necessary to conduct its business and to own, lease or license and use its properties in the manner described in the Memorandum, except for such consents, approvals, orders, certificates, authorizations, permits, declarations and filings the failure of which to have, maintain or make would not have a material adverse effect on the Company, and the Company has not received any notice of proceedings relating to the revocation or modification of any such consent, approval, order, certificate, authorization or permit.

          (q) Except as disclosed in the Memorandum, the Company owns or possesses, or has rights to all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it or, with respect to AGI-1067, proposed to be operated by it as described in the Memorandum, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company.

          (r) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities and the Underlying Securities to be registered pursuant to the Registration Rights Agreement other than such contracts, agreements or understandings as have been waived with respect to the transactions contemplated hereunder.

          (s) There are no contracts or other documents, relating to patents or patent applications owned or licensed by, or licenses of patents or patent applications held by, the Company of a character required to be filed as an exhibit to the Company's annual report on Form 10-K for fiscal 2002 or to the Company's quarterly reports on Form 10-Q for the first


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     fiscal quarter of 2003, or required to be described in the Memorandum or in such Form 10-K or Form 10-Q that are not so filed or described.

          (t) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) or in any manner involving a public offering within the meaning of
     Section 4(2) of the Securities Act.

          (u) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (v) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

          (w) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company, except as otherwise disclosed in the Memorandum or incorporated by reference therein and except for options granted to directors and employees of the Company in the ordinary course of business since December 31, 2002.

          (x) The consolidated financial statements included or incorporated by reference in the Memorandum, together with related schedules and notes, present fairly, in all material respects, the financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.


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

          (y) The Company has established and maintained disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) that are adequate and effective and designed to ensure that material information relating to the Company is made known to its chief executive officer and chief financial officer by others within the Company.

          (z) The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in
Schedule I hereto opposite its name at a purchase price of 97% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $20,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. You may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. On each day, if any, that Additional Securities are to be purchased (an "OPTION CLOSING DATE"), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth


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in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement, (B) the issuance by the Company of any shares of common stock upon the exercise of an option or warrant or the conversion of the Securities or of a security outstanding on the date hereof or (C) the grant by the Company of options to purchase common stock of the Company or (D) transactions by any person other than the Company relating to common stock of the Company or other securities of the Company acquired in open market transactions after the completion of the offering of the Securities.

     3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

     4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company by wire transfer in Federal or other funds immediately available to a bank account designated by the Company in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on August 19, 2003, or at such other time on the same or such other date, not later than August 26, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

     Payment for any Additional Securities shall be made to the Company by wire transfer in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than September 25, 2003, as shall be designated in writing by you.


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     The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

     5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Memorandum provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

          (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.


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          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Initial Purchasers shall have received on the Closing Date opinions of (i) McKenna Long & Aldridge LLP, outside counsel for the Company, and (ii) King & Spalding LLP, patent counsel for the Company, in each case dated the Closing Date, to the effect set forth in Exhibits A-1 and A-2, respectively. Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein. The opinion shall also state that The Bank of New York Trust Company of Florida, N.A. may rely, solely in its capacity as Trustee under the Indenture, on such opinion for purposes of authenticating the Securities.

          (d) The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit C. The opinion shall also state that The Bank of New York Trust Company of Florida, N.A. may rely, solely in its capacity as Trustee under the Indenture, on such opinion for purposes of authenticating the Securities.

          (e) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (f) The "lock-up" agreements, each substantially in the form of Exhibit B hereto, between you and the executive officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities to be sold on such Option Closing Date and other matters related to the execution and authentication of such Additional Securities.



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          6.   Covenants of the Company. In further consideration of the
agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

               (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

               (b) Before amending or supplementing the Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

               (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

               (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company will not be required to qualify to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any other action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

               (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses, if any, incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees up to an aggregate of $5,000 and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, if any,
          (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section,
          Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

               (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

               (g) Not to solicit any offer to buy, or offer or sell, the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

               (i) If requested by you, to use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

               (j) During the applicable Rule 144 period after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

               (k) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

          7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption "Transfer Restrictions".

          8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act which affiliate directly or indirectly participated in the distribution of the Securities from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser including information contained in the Plan of Distribution in the Memorandum furnished to the Company in writing by or on behalf of such Initial Purchaser through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Initial Purchaser or any affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act which affiliate directly or indirectly participated in the distribution of the Securities, if a copy of the Memorandum was not sent or given by or on behalf of such Initial Purchaser to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Memorandum would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through you expressly for use in the Memorandum.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Initial Purchasers and all persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Initial Purchaser within the meaning of Rule 405 under the Securities Act which affiliates directly or indirectly participated in the distribution of the Securities and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Initial Purchasers and such control persons and such affiliates of any Initial Purchasers, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

          (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f)  The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Company and the Initial Purchasers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser which affiliate directly or indirectly participated in the distribution of the Securities, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

          9. Termination. The Initial Purchasers may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Memorandum. Notwithstanding anything to the contrary in this Agreement, in the event the Underwriters shall terminate this Agreement pursuant to Section 9, the Company shall only be required to pay the expenses to the Underwriters and Underwriter's counsel described in Section 7 hereof if such termination is solely due to the event specified in clause (ii) of this Section 9 and within the control of the Company.

          10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 24 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

          If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement within the control of the Company, or if for any reason the Company shall be unable to perform its obligations under this Agreement due to circumstances within the control of the Company, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

          11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                        Very truly yours,


                                        ATHEROGENICS, INC.

                                        By: /s/MARK P. COLONNESE
                                            ------------------------
                                            Name:   Mark P. Colonnese
                                            Title:  Sr.VP Finance and
                                                    Administration and Chief
                                                    Financial Officer




Accepted as of the date hereof

Morgan Stanley & Co. Incorporated

Acting severally on behalf of itself and the several Initial Purchasers named in Schedule I hereto.



By:   Morgan Stanley & Co. Incorporated


By:   /s/BRYAN W. ANDRZEJEWSKI
      ---------------------------------
      Name:   Bryan W. Andrzejewski
      Title:  Executive Director

                                                                      SCHEDULE I


                                                                 $80,000,000 OF FIRM SECURITIES
                      INITIAL PURCHASER                                  TO BE PURCHASED
                      -----------------                          -------------------------------
Morgan Stanley & Co. Incorporated..........................                  $ 58,000,000
Lehman Brothers, Inc.......................................                    16,000,000
Adams, Harkness & Hill, Inc. ..............................                     6,000,000
                                                                             ------------
         Total:............................................                  $ 80,000,000
                                                                             ============

                                                                    EXHIBIT A-1

                    OPINION OF MCKENNA, LONG & ALDRIDGE LLP

         The opinion of McKenna, Long & Aldridge LLP, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Georgia, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in the State of Georgia.

         B. The shares of common stock, no par value, of the Company outstanding prior to the issuance of the Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

         C. The shares of common stock, no par value, of the Company issuable upon conversion of the Securities have been duly authorized and reserved and, when issued in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of such shares of common stock will not be subject to any preemptive or similar rights.

         D. The Transaction Documents have been duly authorized, executed and delivered by the Company and are enforceable against the Company.

         E. The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture, and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles.

         F. The execution and delivery by the Company of the Transaction Documents and the Securities do not, and if the Company were now to perform its obligations under the Transaction Documents and the Securities such performance would not, result in any: (i) violation of the Company's Articles of Incorporation or Bylaws; (ii) violation of any existing federal or State of Georgia law or regulation to which the Company is subject; (iii) violation of any judicial or administrative order or decree to which, to our knowledge, the Company is subject; (iv) violation, to our knowledge, of any Material Written Agreement to which the Company is a party or by which it is bound, except for such violations as would not, individually or in the aggregate, have a material adverse effect on the Company and except for such provisions as have been waived with respect to the transactions contemplated by the Transaction Documents.

         Such counsel may assume that the term "Material Written Agreement" referred to in clause (iv) above, includes only those agreements listed in the
Exhibit Index, Exhibits 10.02 through 10.22, of the Company's Form 10-K for the fiscal year ended December 31, 2002 and Exhibit 10.23 of the Company's Form 10-K for the quarter ended June 30, 2003.

         G. No consent, approval, authorization or order of, or qualification with, any U.S. governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents, except such as have been obtained or may be made by the Company after the Closing Date, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities, as to which such counsel expresses no opinion, and except such as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

         H. The Securities conform in all material respects to the description thereof contained in the Memorandum under the caption "Description of Notes."

         I. Subject to the assumptions and qualifications set forth in the discussion in the Memorandum under the caption "U.S. Federal Income Tax Considerations" (the "Discussion"), such counsel is of the opinion that the Discussion describes the material U.S. federal income tax consequences of the purchase, ownership and disposition of the Securities and the shares of common stock into which the Securities may be converted under the U.S. federal income tax laws in effect as of the date of the Memorandum.

         J. The description of the rights and preferences of the Company's capital stock included in the Memorandum under the caption "Description of Capital Stock," when read in conjunction with the other information contained in the Memorandum, fairly summarizes in all material respects the rights and preferences of such capital stock; provided, however, that that such counsel has relied on representations of officers of the Company with respect to factual matters contained in such statements.

         K. To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Memorandum and are not so described, or any contracts or other documents


                                  A-1 - Page 2
that are required to be described in the Memorandum that are not described as required.

         L. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         M. Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Purchase Agreement, no registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers to QIBs in the manner contemplated by the Purchase Agreement and the Memorandum other than any registration or qualification that may be required in connection with the Registration Rights Agreement.

         N. Nothing has come to the attention of such counsel which would cause such counsel to believe that each periodic report filed pursuant to the Exchange Act and incorporated by reference in the Memorandum did not comply as to form when filed with the Commission in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder (it being understood that such counsel expresses no statement of belief as to the financial statements and schedules or other financial and statistical data, included or incorporated by reference therein).

         O. Nothing has come to the attention of such counsel which would lead such counsel to believe that the Memorandum, as of its date or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no statement of belief as to the financial statements and schedules or other financial and statistical data derived therefrom, included or incorporated by reference in the Memorandum).

         With respect to the matters referred to in paragraph O above, counsel may state that his or her beliefs are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof and review of the documents incorporated by reference therein, but are without independent check or verification except as specified.

         Notwithstanding anything in such counsel's opinion to the contrary, neither such counsel's opinion nor the statement contemplated by the immediately


                                  A-1 - Page 3
preceding paragraph is intended to cover or include the matters described in the sections "Risk Factors - Our failure to protect adequately or enforce our intellectual property rights or secure rights to third party patents could materially adversely affect our proprietary position in the marketplace or prevent the commercialization of our products" included in, or "Business - Patents and Intellectual Property" included in the Company's Form 10-K for the fiscal year ended December 31, 2002 and incorporated by reference into the Memorandum, or any other matter relating to any patents, patent applications or intellectual property rights associated therewith or related thereto owned or used by or licensed to or from the Company; provided, however, the immediately preceding paragraph is intended to cover or include the ownership and use by the Company of the trademarks "AtheroGenics" and associated design, "AGI," "Oxykine" and "v-protectant" as described in the Memorandum.


                                  A-1 - Page 4

                                                                    EXHIBIT A-2

                         OPINION OF KING & SPALDING LLP

         The opinion of King & Spalding LLP, to be delivered pursuant to
Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The Company owns or possesses adequate licenses or other rights to patents and patent applications which are necessary to the conduct, or currently employed by it in connection with the conduct, of its business regarding the development and intended sale of AGI-1067, AGIX 4207, AGIX 4207 I.V. or AGI 1096 ("Intended Products") as described in the Offering Memorandum and the Forms 10-K and 10-Q;

         B. The Company has not received any notice of, and is not aware of, any actionable infringement of any patent rights of the Company by others, other than as described in a letter to Amylin Pharmaceuticals, Inc. dated July 10, 2000, a copy of which is attached to such opinion;

         C. The Company has not received any notice of, and is not aware of, any infringement by the Company of patents of others which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the current operations of the Company;

         D. Other than with respect to patent prosecution and maintenance, with respect to patents and patent applications owned or licensed by the Company, there are no legal or governmental proceedings pending or threatened, which, singly or in the aggregate, if determined adversely against the Company, would have a material adverse effect on the current operations of the Company;

         E. The Company has not received any notice of, and is not aware of, the granting of any patent rights to third parties, or the filing of any patent applications by third parties, on AGI-1067, AGIX 4207, AGIX 4207 I.V. or AGI 1096, other than patent rights and patent applications licensed by the Company, that would have a material adverse effect on the Company;

         F. No third party, other than Emory University and the United States government, possesses rights H to Intended Products, which, if exercised, could reasonably be expected to result in a material adverse effect on the current operations of the Company;

         G. In connection with the filing of all patent applications filed or caused to be filed by the Company with the United States Patent and Trademark Office (the "PTO"), which are described under the Covered Captions and which cover Intended Products as described by the Offering Memorandum and Form 10-

K, the Company has complied with the PTO's duty of candor and disclosure and has made no material misrepresentation in any such application or in any application filed with any applicable non-U.S. or international patent authorities; and

         H. No basis for a finding of invalidity and/or unenforceability of any issued patents covering Intended Products owned by the Company exists.

         Further, with respect to patents and patent applications owned or licensed by, or licenses held by, the Company, such counsel advise that nothing has come to their attention in the course of their representation of the Company that caused counsel to believe that the statements under the Covered Captions in the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, or in the Covered Captions of the Prospectus or the Form 10-K, at the time the Prospectus was issued or at the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                 A-2 - Page 2

                                                                      EXHIBIT B

                            [FORM OF LOCK-UP LETTER]

                                                 August _____, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with AtheroGenics, Inc., a Georgia corporation (the "Company"), providing for the offering (the "OFFERING") by the several Initial Purchasers, including Morgan Stanley (the "INITIAL PURCHASERS"), of the Company's Convertible Notes due 2008 (the "SECURITIES"). The Securities will be convertible into shares of common stock, no par value, of the Company (the "COMMON STOCK").

         To induce the Initial Purchasers to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the offering memorandum relating to the Offering (the "MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that this Lock-Up Agreement shall terminate immediately if the Offering is not consummated prior to August 31, 2003. The foregoing sentence shall not apply to
(a) the sale of any Securities to the Initial Purchasers pursuant to the Purchase Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions. The undersigned further agrees to suspend any existing trading plans or other arrangements pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and agrees not to enter into any such plan or arrangement during the period commencing on the date hereof and ending 90 days after the date of the Memorandum (unless this Lock-Up Agreement is earlier terminated as provided above).

         Notwithstanding the foregoing, the undersigned may exercise warrants and stock options issued or granted by the Company; provided, however, that any Common Stock received from the Company by the undersigned upon exercise of such warrants and stock options shall be bound by the terms of this Lock-Up Agreement.

         Notwithstanding anything herein to the contrary, the undersigned may transfer Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to a trust where the beneficiaries of the trust are drawn solely from a group consisting of the undersigned and immediate family members of the undersigned or by will or intestacy to the undersigned's immediate family members provided that (i) the trust or the beneficiaries under the will or by intestacy agrees to enter into a lock-up letter substantially in the form of this letter and (ii) the undersigned shall not be required to, and shall not voluntarily, file a report on Form 4 under Section 16(a) of the Securities Exchange Act of 1934 reporting a reduction in beneficial ownership of shares of Common Stock during the restricted period referred in the foregoing sentence. Immediate family member of a person means the spouse, lineal descendants, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law and sister-in-law of such person.

         The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

                                                    Very truly yours,




                                  ------------------------------------------
                                     (Name)




                                  ------------------------------------------
                                   (Address)

                                                                      EXHIBIT C

                        OPINION OF DAVIS POLK & WARDWELL

         The opinion of Davis Polk & Wardwell to be delivered pursuant to
Section 5(d) of the Purchase Agreement shall be to the effect that:

         A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

         C. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

         D. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         E. The statements relating to legal matters or documents included in the Memorandum under the captions "Description of Notes", "Plan of Distribution," "Transfer Restrictions," and "U.S. Federal Income Tax Considerations" fairly summarize in all material respects such matters or documents.

         F. Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to the matters referred to in the paragraph above, Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

         G. Based upon the representations, warranties and agreements of the Company in Sections 1(t), 1(u), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.


                                      C-2